UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04494

The Gabelli Asset Fund

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on

Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Asset Fund

First Quarter Report — March 31, 2012

Morningstar® rated The Gabelli Asset Fund Class AAA Shares 5 stars overall and 5 stars for the three and ten year periods, and 4 stars for the five year period ended March 31, 2012 among 1,578, 1,578, 843, and 1,387 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the quarter ended March 31, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Asset Fund increased 9.5% compared with an increase of 12.6% for the Standard & Poor’s (“S&P”) 500 Index.

Enclosed is the schedule of investments as of March 31, 2012.

Comparative Results

							Mario J. Gabelli, CFA Kevin V. Dreyer Christopher J. Marangi
Average Annual Returns through March 31, 2012 (a) (Unaudited)
	Quarter	1 Year	5 Year	10 Year	Since Inception (3/3/86)
Class AAA (GABAX)	9.52%	2.10%	3.41%	7.00%	12.13%
S&P 500 Index	12.59	8.54	2.01	4.12	9.77	(e)
Dow Jones Industrial Average	8.85	10.09	4.16	5.02	11.05	(e)
Nasdaq Composite Index	18.96	12.37	6.02	6.12	8.59	(e)
Class A (GATAX)	9.51	2.10	3.41	7.00	12.13
With sales charge (b)	3.22	(3.77)	2.20	6.37	11.86
Class B (GATBX).	9.32	1.39	2.62	6.34	11.86
With contingent deferred sales charge (c)	4.32	(3.61)	2.26	6.34	11.86
Class C (GATCX).	9.32	1.36	2.66	6.35	11.87
With contingent deferred sales charge (d)	8.32	0.36	2.66	6.35	11.87
Class I (GABIX)	9.59	2.35	3.63	7.11	12.17

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, B, C, and I Shares are 1.37%, 1.37%, 2.12%, 2.12%, and 1.12%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The S&P 500 Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the NASDAQ Composite Index. You cannot invest directly in an index. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.
(d)	Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.
(e)	The S&P 500 Index, Dow Jones Industrial Average, and Nasdaq Composite Index since inception performance results are as of February 28, 1986.

The Gabelli Asset Fund

Schedule of Investments — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 99.9%
	Aerospace — 1.7%
698,000	Exelis Inc.	$8,738,960
17,000	Goodrich Corp.	2,132,480
5,000	Lockheed Martin Corp.	449,300
11,000	Northrop Grumman Corp.	671,880
2,225,000	Rolls-Royce Holdings plc	28,897,950
153,000	The Boeing Co.	11,378,610

		52,269,180

	Agriculture — 0.8%
485,000	Archer-Daniels-Midland Co.	15,355,100
74,058	Monsanto Co.	5,906,866
9,000	Potash Corp of Saskatchewan Inc	411,210
29,000	The Mosaic Co.	1,603,410

		23,276,586

	Airlines — 0.0%
140,000	AMR Corp.†	68,880

	Automotive — 1.0%
345,000	Fiat Industrial SpA†	3,681,031
303,000	Ford Motor Co.	3,784,470
18,000	General Motors Co.†	461,700
445,000	Navistar International Corp.†	18,000,250
101,250	PACCAR Inc	4,741,537
3,400	Volkswagen AG	548,233

		31,217,221

	Automotive: Parts and Accessories — 3.8%
187,000	BorgWarner Inc.†.	15,771,580
345,000	Brembo SpA.	3,952,507
228,000	CLARCOR Inc.	11,192,520
359,000	Dana Holding Corp.	5,564,500
62,000	Federal-Mogul Corp.†	1,067,020
577,000	Genuine Parts Co	36,206,750
7,000	HUGHES Telematics Inc.†	28,000
397,000	Johnson Controls Inc.	12,894,560
175,000	Midas Inc.†.	2,009,000
210,000	Modine Manufacturing Co.†	1,854,300
146,000	O’Reilly Automotive Inc.†	13,337,100
248,000	Standard Motor Products Inc.	4,399,520
155,000	Superior Industries International Inc.	3,028,700
96,000	Tenneco Inc.†.	3,566,400

		114,872,457

	Aviation: Parts and Services — 2.6%
1,103,000	BBA Aviation plc	3,775,463
477,000	Curtiss-Wright Corp.	17,653,770
600,000	GenCorp Inc.†	4,260,000
115,000	Kaman Corp.	3,904,250
273,000	Precision Castparts Corp.	47,201,700

		76,795,183

Shares		Market Value
	Broadcasting — 1.6%
322,500	CBS Corp., Cl. A, Voting.	$11,035,950
10,000	CBS Corp., Cl. B, Non-Voting	339,100
20,000	Cogeco Inc	1,087,573
13,334	Corus Entertainment Inc., Cl. B, Non-Voting, Toronto	317,492
26,666	Corus Entertainment Inc., Cl. B, OTC	634,224
106,000	Fisher Communications Inc.†	3,256,320
843	Granite Broadcasting Corp.†(a).	0
270,000	Liberty Media Corp. - Liberty Capital, Cl. A†.	23,800,500
170,000	LIN TV Corp., Cl. A†	688,500
12,000	Naspers Ltd., Cl. N.	674,228
390,000	Television Broadcasts Ltd	2,629,112
138,000	Tokyo Broadcasting System Holdings Inc.	2,057,412

		46,520,411

	Building and Construction — 0.3%
372,000	Fortune Brands Home & Security Inc.†	8,210,040

	Business Services — 1.9%
28,000	ACCO Brands Corp.†.	347,480
38,000	Ascent Capital Group Inc., Cl. A†	1,797,020
241,100	Clear Channel Outdoor Holdings Inc., Cl. A†	1,923,978
15,080	Contax Participacoes SA, Preference	172,572
190,000	Ecolab Inc.	11,726,800
15,000	Edenred	451,326
20,000	Equinix Inc.†	3,149,000
36,000	Garda World Security Corp., Cl. A†	326,994
61,000	Landauer Inc	3,234,220
400,000	Live Nation Entertainment Inc.†	3,760,000
42,000	Macquarie Infrastructure Co. LLC	1,385,580
27,500	MasterCard Inc., Cl. A.	11,564,850
3,000	Mohawk Industries Inc.†	199,530
72,000	Monster Worldwide Inc.†	702,000
1,000	MSC Industrial Direct Co. Inc., Cl. A	83,280
180,000	The Brink’s Co.	4,296,600
900,000	The Interpublic Group of Companies Inc.	10,269,000
18,000	Visa Inc., Cl. A	2,124,000

		57,514,230

	Cable and Satellite — 7.5%
467,750	AMC Networks Inc., Cl. A†	20,875,682
16,000	British Sky Broadcasting Group plc	173,001
1,823,000	Cablevision Systems Corp., Cl. A	26,761,640
9,000	Charter Communications Inc., Cl. A†	571,050
206,000	Comcast Corp., Cl. A.	6,182,060
322,000	Comcast Corp., Cl. A, Special	9,502,220
26,000	DigitalGlobe Inc.†.	346,840
1,045,002	DIRECTV, Cl. A†	51,560,399
428,000	DISH Network Corp., Cl. A	14,094,040
111,000	EchoStar Corp., Cl. A†	3,123,540
1,000	Jupiter Telecommunications Co. Ltd.	1,001,571
225,000	Liberty Global Inc., Cl. A†	11,268,000

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Cable and Satellite (Continued)
225,000	Liberty Global Inc., Cl. C†	$10,775,250
1,045,000	Rogers Communications Inc., Cl. B, New York	41,486,500
50,000	Rogers Communications Inc., Cl. B, Toronto	1,985,062
282,000	Scripps Networks Interactive Inc., Cl. A.	13,730,580
150,000	Shaw Communications Inc., Cl. B, New York.	3,172,500
120,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	2,539,676
55,000	Time Warner Cable Inc.	4,482,500

		223,632,111

	Closed-End Funds — 0.0%
79,920	Royce Value Trust Inc.	1,109,290

	Communications Equipment — 1.4%
600,000	Corning Inc.	8,448,000
451,000	Thomas & Betts Corp.†	32,431,410

		40,879,410

	Computer Hardware — 0.0%
5,000	Wincor Nixdorf AG.	246,002

	Computer Software and Services — 1.2%
65,001	AOL Inc.†	1,233,069
240,000	Diebold Inc.	9,244,800
9,000	EarthLink Inc	71,910
67,000	eBay Inc.†	2,471,630
98,250	Fidelity National Information Services Inc.	3,254,040
1,000	Google Inc., Cl. A†	641,240
152,000	Internap Network Services Corp.†	1,115,680
17,000	InterXion Holding NV†	305,150
95,000	NCR Corp.†.	2,062,450
27,000	RealD Inc.†	364,500
105,000	Rockwell Automation Inc.	8,368,500
440,000	Yahoo! Inc.†.	6,696,800

		35,829,769

	Consumer Products — 5.0%
35,000	Altria Group Inc.	1,080,450
85,000	Avery Dennison Corp	2,561,050
90,000	Avon Products Inc.	1,742,400
26,000	Brunswick Corp.	669,500
11,000	Christian Dior SA	1,687,873
431,000	Church & Dwight Co. Inc.	21,200,890
100,000	Eastman Kodak Co.†	31,900
335,000	Energizer Holdings Inc.†	24,850,300
3,400	Givaudan SA†	3,276,836
35,000	Harley-Davidson Inc	1,717,800
75,000	Kimberly-Clark Corp	5,541,750
20,000	Mattel Inc.	673,200
16,000	National Presto Industries Inc.	1,213,760
25,000	Philip Morris International Inc.	2,215,250
50,000	Reckitt Benckiser Group plc	2,825,496

Shares		Market Value
125,000	Sally Beauty Holdings Inc.†	$3,100,000
9,000	Svenska Cellulosa AB, Cl. A	155,627
50,000	Svenska Cellulosa AB, Cl. B	866,108
1,080,000	Swedish Match AB.	42,998,881
10,000	Syratech Corp.†	7
25,000	The Clorox Co	1,718,750
3,000	The Estee Lauder Companies Inc., Cl. A.	185,820
394,000	The Procter & Gamble Co.	26,480,740
81,000	Unilever plc, ADR	2,677,050
35,000	Wolverine World Wide Inc.	1,301,300

		150,772,738

	Consumer Services — 1.4%
20,000	Coinstar Inc.†	1,271,000
169,000	IAC/InterActiveCorp	8,296,210
515,000	Liberty Interactive Corp., Cl. A†	9,831,350
961,000	Rollins Inc.	20,450,080
70,866	Tree.com Inc.†.	538,582
22,500	Westway Group Inc.†	130,275

		40,517,497

	Diversified Industrial — 5.3%
12,000	Acuity Brands Inc.	753,960
9,000	Albany International Corp., Cl. A.	206,550
5,000	Anixter International Inc.†.	362,650
1	Colfax Corp.†	18
398,000	Cooper Industries plc	25,452,100
431,000	Crane Co	20,903,500
98,000	Gardner Denver Inc.	6,175,960
101,000	Greif Inc., Cl. A	5,647,920
275,043	Greif Inc., Cl. B	15,614,191
459,000	Honeywell International Inc.	28,021,950
25,000	Ingersoll-Rand plc	1,033,750
335,000	ITT Corp.	7,684,900
15,000	Jardine Matheson Holdings Ltd.	750,000
115,000	Jardine Strategic Holdings Ltd.	3,508,650
200,000	Katy Industries Inc.†	120,000
1,000	Kennametal Inc.	44,530
31,000	Magnetek Inc.†	596,440
240,000	Myers Industries Inc.	3,540,000
12,000	Nortek Inc.†	527,880
52,000	Pentair Inc.	2,475,720
270,033	Smiths Group plc	4,543,741
29,000	Sulzer AG.	4,121,746
160,000	Textron Inc	4,452,800
20,000	Toray Industries Inc.	148,363
120,000	Trinity Industries Inc.	3,954,000
284,000	Tyco International Ltd.	15,955,120
6,500	Waters Corp.†	602,290

		157,198,729

	Electronics — 1.2%
45,000	Chemring Group plc	293,306

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Electronics (Continued)
10,000	Emerson Electric Co	$521,800
95,000	Intel Corp.	2,670,450
8,000	Kyocera Corp., ADR.	737,680
365,000	LSI Corp.†.	3,168,200
1,500	Mettler-Toledo International Inc.†.	277,125
24,000	Molex Inc., Cl. A	562,800
25,000	Samsung Electronics Co. Ltd., GDR(b)	14,137,500
44,000	Sony Corp., ADR.	913,880
69,000	TE Connectivity Ltd	2,535,750
303,000	Texas Instruments Inc.	10,183,830

		36,002,321

	Energy and Utilities — 7.9%
11,000	Anadarko Petroleum Corp.	861,740
209,000	BP plc, ADR	9,405,000
29,000	CH Energy Group Inc.	1,935,170
320,000	Chevron Corp.	34,316,800
340,000	ConocoPhillips	25,843,400
269,000	CONSOL Energy Inc.	9,172,900
122,000	Devon Energy Corp	8,676,640
10,000	Diamond Offshore Drilling Inc.	667,500
90,000	Duke Energy Corp.	1,890,900
20,000	Edison International.	850,200
490,000	El Paso Corp.	14,479,500
240,000	El Paso Electric Co.	7,797,600
94,000	EOG Resources Inc	10,443,400
23,250	Exelon Corp	911,632
311,000	Exxon Mobil Corp.	26,973,030
68,000	FirstEnergy Corp.	3,100,120
130,000	GenOn Energy Inc., Escrow†(a)	0
82,000	Great Plains Energy Inc	1,662,140
192,000	Halliburton Co.	6,372,480
265,000	National Fuel Gas Co.	12,751,800
32,000	NextEra Energy Inc.	1,954,560
89,000	Northeast Utilities.	3,303,680
25,000	NSTAR	1,215,750
12,000	Occidental Petroleum Corp.	1,142,760
60,000	Oceaneering International Inc	3,233,400
17,000	Patterson-UTI Energy Inc	293,930
38,000	Petroleo Brasileiro SA, ADR	1,009,280
235,000	Rowan Companies Inc.†	7,738,550
48,000	Royal Dutch Shell plc, Cl. A, ADR.	3,366,240
129,100	SJW Corp	3,113,892
255,000	Southwest Gas Corp.	10,898,700
240,000	Spectra Energy Corp.	7,572,000
95,000	Talisman Energy Inc.	1,197,000
12,000	TECO Energy Inc.	210,600
105,000	The AES Corp.†.	1,372,350
84,000	Transocean Ltd	4,594,800

Shares		Market Value
444,000	Weatherford International Ltd.†	$6,699,960

		237,029,404

	Entertainment — 4.0%
8,010	Chestnut Hill Ventures†(a)	685,155
253,000	Discovery Communications Inc., Cl. A†.	12,801,800
248,300	Discovery Communications Inc., Cl. C†.	11,640,304
47,000	DreamWorks Animation SKG Inc., Cl. A†	867,150
89,000	Electronic Arts Inc.†	1,466,720
800,000	Grupo Televisa SA, ADR.	16,864,000
1,400	Nintendo Co. Ltd.	210,584
18,000	Regal Entertainment Group, Cl. A.	244,800
520,000	The Madison Square Garden Co., Cl. A†	17,784,000
535,001	Time Warner Inc.	20,196,288
508,500	Viacom Inc., Cl. A.	26,426,745
25,000	Viacom Inc., Cl. B.	1,186,500
569,000	Vivendi SA.	10,442,177
25,000	World Wrestling Entertainment Inc., Cl. A.	221,750

		121,037,973

	Environmental Services — 1.2%
605,000	Republic Services Inc.	18,488,800
12,000	Waste Connections Inc.	390,360
460,000	Waste Management Inc.	16,081,600

		34,960,760

	Equipment and Supplies — 6.9%
952,500	AMETEK Inc.	46,205,775
6,000	Amphenol Corp., Cl. A	358,620
98,000	CIRCOR International Inc.	3,260,460
144,000	Crown Holdings Inc.†	5,303,520
180,000	CTS Corp.	1,893,600
8,000	Danaher Corp.	448,000
780,000	Donaldson Co. Inc.	27,869,400
238,000	Flowserve Corp.	27,491,380
206,000	Gerber Scientific Inc., Escrow†(a)	2,060
230,000	GrafTech International Ltd.†	2,746,200
760,000	IDEX Corp.	32,018,800
151,000	Interpump Group SpA.	1,287,887
383,000	Lufkin Industries Inc.	30,888,950
70,000	Met-Pro Corp.	739,200
5,000	Mueller Industries Inc.	227,250
35,000	Sealed Air Corp.	675,850
2,000	SL Industries Inc.†.	39,140
100,000	Tenaris SA, ADR	3,823,000
100,000	The Manitowoc Co. Inc.	1,386,000
600	The Toro Co	42,666
100,000	The Weir Group plc	2,821,497
29,000	Valmont Industries Inc.	3,404,890
320,000	Watts Water Technologies Inc., Cl. A.	13,040,000

		205,974,145

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Financial Services — 7.2%
15,900	Alleghany Corp.†	$5,232,690
95,000	AllianceBernstein Holding LP.	1,482,950
715,000	American Express Co	41,369,900
7,000	Ameriprise Financial Inc.	399,910
32,000	Argo Group International Holdings Ltd.	955,840
160,000	Artio Global Investors Inc	763,200
90,000	Bank of America Corp.	861,300
211	Berkshire Hathaway Inc., Cl. A†	25,720,900
75,000	BKF Capital Group Inc.†.	90,750
20,000	Calamos Asset Management Inc., Cl. A	262,200
60,000	Citigroup Inc.	2,193,000
125,000	Deutsche Bank AG	6,223,750
161,000	First Niagara Financial Group Inc	1,584,240
90,000	Fortress Investment Group LLC, Cl. A	320,400
135,000	GAM Holding AG†	1,966,600
168,000	H&R Block Inc.	2,766,960
24,000	HSBC Holdings plc, ADR	1,065,360
53,000	Interactive Brokers Group Inc., Cl. A.	901,000
535,000	Janus Capital Group Inc.	4,766,850
275,000	JPMorgan Chase & Co.	12,644,500
19,000	Kemper Corp	575,320
64,000	Kinnevik Investment AB, Cl. A	1,489,767
100,000	Kinnevik Investment AB, Cl. B	2,326,249
78,000	KKR & Co. LP	1,156,740
330,000	Legg Mason Inc	9,216,900
75,000	Leucadia National Corp.	1,957,500
72,000	Loews Corp.	2,870,640
48,800	M&T Bank Corp.	4,239,744
150,000	Marsh & McLennan Companies Inc.	4,918,500
104,000	Northern Trust Corp.	4,934,800
153,000	PNC Financial Services Group Inc.	9,866,970
210,000	Popular Inc.†	430,500
22,000	Royal Bank of Canada.	1,277,100
143,000	State Street Corp.	6,506,500
1,500	Steel Excel Inc.†	42,000
20,000	SunTrust Banks Inc.	483,400
50,000	T. Rowe Price Group Inc.	3,265,000
12,000	TD Ameritrade Holding Corp.	236,880
655,000	The Bank of New York Mellon Corp.	15,805,150
50,000	The Blackstone Group LP	797,000
13,500	The Goldman Sachs Group Inc.	1,678,995
8,500	Value Line Inc	104,380
180,000	Waddell & Reed Financial Inc., Cl. A	5,833,800
641,000	Wells Fargo & Co.	21,883,740
19,000	WR Berkley Corp	686,280

		214,156,155

	Food and Beverage — 12.9%
348,000	Beam Inc.	20,382,360
345,000	Brown-Forman Corp., Cl. A.	28,103,700
85,000	Brown-Forman Corp., Cl. B.	7,088,150

Shares		Market Value
80,000	Campbell Soup Co.	$2,708,000
400,000	China Mengniu Dairy Co. Ltd.	1,171,842
76,000	Coca-Cola Enterprises Inc.	2,173,600
16,500	Coca-Cola Hellenic Bottling Co. SA, ADR†	321,255
200,000	Constellation Brands Inc., Cl. A†	4,718,000
200,000	Corn Products International Inc	11,530,000
323,000	Danone.	22,530,175
600,000	Davide Campari - Milano SpA	4,085,144
117,000	Dean Foods Co.†	1,416,870
333,000	Diageo plc, ADR	32,134,500
35,000	Diamond Foods Inc.	798,700
210,000	Dr Pepper Snapple Group Inc	8,444,100
75,000	Farmer Brothers Co.†	816,750
392,500	Flowers Foods Inc	7,995,225
50,000	Fomento Economico Mexicano SAB de CV, ADR	4,113,500
605,000	General Mills Inc.	23,867,250
45,000	Green Mountain Coffee Roasters Inc.†.	2,107,800
3,200,000	Grupo Bimbo SAB de CV, Cl. A	7,468,618
68,000	H.J. Heinz Co.	3,641,400
10,000	Heineken Holding NV	468,131
112,000	Heineken NV.	6,225,210
20,000	Heineken NV, ADR	555,200
210,000	ITO EN Ltd.	3,767,669
45,000	Kellogg Co.	2,413,350
82,000	Kerry Group plc, Cl. A.	3,792,742
510,000	Kikkoman Corp	5,896,702
305,229	Kraft Foods Inc., Cl. A.	11,601,754
21,000	LVMH Moet Hennessy Louis Vuitton SA	3,608,810
15,000	MEIJI Holdings Co. Ltd.	655,129
245,000	Morinaga Milk Industry Co. Ltd.	962,003
113,000	Nestlé SA.	7,110,225
200,000	NISSIN FOODS HOLDINGS CO. LTD.	7,478,555
200,000	Parmalat SpA.	499,607
24,000	Peet’s Coffee & Tea Inc.†.	1,768,800
272,000	PepsiCo Inc.	18,047,201
74,000	Pernod-Ricard SA.	7,737,633
101,000	Post Holdings Inc.†	3,325,930
196,000	Ralcorp Holdings Inc.†	14,521,640
86,430	Remy Cointreau SA	8,783,747
10,000	SABMiller plc	401,392
1,102,192	Sara Lee Corp	23,730,194
73,000	Snyders-Lance Inc.	1,887,050
330,000	The Coca-Cola Co.	24,423,300
32,000	The Hain Celestial Group Inc.†	1,401,920
3,000	The Hershey Co.	183,990
20,000	The J.M. Smucker Co.	1,627,200
600,000	Tingyi (Cayman Islands) Holding Corp.	1,734,584
169,744	Tootsie Roll Industries Inc.	3,888,835
150,000	Tyson Foods Inc., Cl. A.	2,872,500

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
444,000	Yakult Honsha Co. Ltd.	$15,261,327

		384,249,269

	Health Care — 3.9%
40,000	Abbott Laboratories	2,451,600
15,000	Alere Inc.†.	390,150
50,000	Allergan Inc.	4,771,500
44,000	Amgen Inc.	2,991,560
75,000	AngioDynamics Inc.†	918,750
10,000	ArthroCare Corp.†	268,500
75,000	Baxter International Inc	4,483,500
65,000	Becton, Dickinson and Co.	5,047,250
50,500	Biogen Idec Inc.†	6,361,485
1,500	Bio-Rad Laboratories Inc., Cl. A†	155,535
270,000	Boston Scientific Corp.†	1,614,600
212,000	Bristol-Myers Squibb Co.	7,155,000
18,000	Cepheid Inc.†.	752,940
67,000	Chemed Corp.	4,199,560
32,000	CONMED Corp.	955,840
44,000	Covidien plc	2,405,920
10,000	DENTSPLY International Inc.	401,300
55,000	Eli Lilly & Co.	2,214,850
1,000	Endo Pharmaceuticals Holdings Inc.†	38,730
44,000	Exactech Inc.†	697,400
4,000	Gilead Sciences Inc.†	195,400
38,000	Henry Schein Inc.†	2,875,840
5,000	Hospira Inc.†	186,950
145,000	Johnson & Johnson	9,564,200
14,000	Laboratory Corp. of America Holdings†	1,281,560
72,000	Life Technologies Corp.†	3,515,040
127,000	Mead Johnson Nutrition Co	10,474,960
55,000	Medco Health Solutions Inc.†	3,866,500
150,000	Merck & Co. Inc	5,760,000
11,000	Nobel Biocare Holding AG†	137,576
35,000	Owens & Minor Inc.	1,064,350
130,000	Pain Therapeutics Inc.†	466,700
71,000	Patterson Companies Inc.	2,371,400
180,000	Pfizer Inc.	4,078,800
44,000	Quidel Corp.†.	808,280
400	Regeneron Pharmaceuticals Inc.†	46,648
50,000	Roche Holding AG, ADR	2,182,000
95,000	Smith & Nephew plc	962,612
2,000	Stryker Corp.	110,960
2,500	Techne Corp.	175,250
760,000	Tenet Healthcare Corp.†.	4,035,600
55,000	UnitedHealth Group Inc	3,241,700
90,000	Watson Pharmaceuticals Inc.†	6,035,400
34,000	William Demant Holding A/S†	3,168,743
100,000	Wright Medical Group Inc.†	1,932,000
5,000	Young Innovations Inc	154,600

Shares		Market Value
13,000	Zimmer Holdings Inc.	$835,640

		117,804,679

	Hotels and Gaming — 2.2%
16,000	Accor SA	571,253
24,000	Churchill Downs Inc.	1,341,600
407,500	Gaylord Entertainment Co.†	12,551,000
600,000	Genting Singapore plc†	813,810
10,000	Home Inns & Hotels Management Inc., ADR†.	255,100
51,000	Hyatt Hotels Corp., Cl. A†	2,178,720
158,000	International Game Technology.	2,652,820
60,000	Interval Leisure Group Inc.	1,044,000
2,600,000	Ladbrokes plc	6,658,029
136,000	Las Vegas Sands Corp.	7,829,520
4,200,000	Mandarin Oriental International Ltd.	6,783,000
500,000	MGM Resorts International†	6,810,000
55,000	Orient-Express Hotels Ltd., Cl. A†	561,000
100,000	Pinnacle Entertainment Inc.†	1,151,000
98,000	Starwood Hotels & Resorts Worldwide Inc.	5,528,180
2,000,000	The Hongkong & Shanghai Hotels Ltd.	2,719,704
16,000	The Marcus Corp	200,800
180,000	Universal Entertainment Corp	4,036,245
18,000	Wyndham Worldwide Corp.	837,180
15,000	Wynn Resorts Ltd.	1,873,200

		66,396,161

	Machinery — 3.7%
130,000	Caterpillar Inc.	13,847,600
400,000	CNH Global NV†	15,880,000
738,000	Deere & Co.	59,704,200
26,000	Mueller Water Products Inc., Cl. A.	86,580
735,000	Xylem Inc.	20,396,250
52,000	Zebra Technologies Corp., Cl. A†	2,141,360

		112,055,990

	Manufactured Housing and Recreational Vehicles — 0.1%
32,000	Cavco Industries Inc.†	1,490,560
33,700	Nobility Homes Inc.†.	261,175
103,000	Skyline Corp.	787,950

		2,539,685

	Metals and Mining — 2.2%
50,000	Agnico-Eagle Mines Ltd.	1,669,000
295,000	Alcoa Inc.	2,955,900
368,000	Barrick Gold Corp.	16,000,640
29,000	Cameco Corp.	623,210
36,000	Century Aluminum Co.†.	319,680
203,000	Freeport-McMoRan Copper & Gold Inc	7,722,120
105,000	Ivanhoe Mines Ltd.†	1,652,700
8,000	James River Coal Co.†	40,960
50,000	Kinross Gold Corp	489,500
52,000	New Hope Corp. Ltd	284,942
643,000	Newmont Mining Corp.	32,966,610

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
40,000	Peabody Energy Corp.	$1,158,400

		65,883,662

	Publishing — 2.4%
34,000	Belo Corp., Cl. A	243,780
440,000	Il Sole 24 Ore SpA†	446,872
444,000	Media General Inc., Cl. A†.	2,282,160
70,000	Meredith Corp.	2,272,200
2,815,000	News Corp., Cl. A	55,427,350
95,000	News Corp., Cl. B	1,898,100
6,000	Nielsen Holdings NV†.	180,840
137,000	The E.W. Scripps Co., Cl. A†	1,352,190
170,000	The McGraw-Hill Companies Inc.	8,239,900
26,000	The New York Times Co., Cl. A†	176,540

		72,519,932

	Real Estate — 0.3%
11,000	Brookfield Asset Management Inc., Cl. A.	347,270
103,000	Griffin Land & Nurseries Inc.	2,720,230
250,000	The St. Joe Co.†	4,752,500

		7,820,000

	Real Estate Investment Trusts — 0.1%
14,422	Host Hotels & Resorts Inc.	236,809
15,000	ProLogis Inc.	540,314
60,000	Weyerhaeuser Co.	1,315,200

		2,092,323

	Retail — 2.5%
110,000	Aaron’s Inc.†	2,849,000
190,000	AutoNation Inc.†.	6,518,900
200	AutoZone Inc.†	74,360
70,000	Barnes & Noble Inc.†	927,500
110,000	Coldwater Creek Inc.†.	127,600
125,000	Costco Wholesale Corp	11,350,000
468,000	CVS Caremark Corp.	20,966,400
130,000	HSN Inc.	4,943,900
40,000	Krispy Kreme Doughnuts Inc.†	292,000
2,500,000	Lianhua Supermarket Holdings Ltd., Cl. H	2,842,683
4,000	Lowe’s Companies Inc.	125,520
200,000	Macy’s Inc.	7,946,000
90,000	Safeway Inc	1,818,900
58,000	The Cheesecake Factory Inc.†	1,704,620
51,000	The Home Depot Inc.	2,565,810
70,000	The Kroger Co.	1,696,100
50,000	Walgreen Co.	1,674,500
44,000	Wal-Mart Stores Inc.	2,692,800
60,000	Whole Foods Market Inc	4,992,000

		76,108,593

	Specialty Chemicals — 1.4%
55,000	Airgas Inc	4,893,350

Shares		Market Value
17,000	Ashland Inc.	$1,038,020
47,014	Chemtura Corp.†	798,298
20,000	E. I. du Pont de Nemours and Co.	1,058,000
560,000	Ferro Corp.†	3,326,400
110,000	General Chemical Group Inc.†	1,281
136,000	H.B. Fuller Co.	4,464,880
145,000	International Flavors & Fragrances Inc.	8,497,000
40,000	Material Sciences Corp.†.	330,000
2,000	NewMarket Corp.	374,800
590,000	Omnova Solutions Inc.†.	3,982,500
8,500	Praxair Inc.	974,440
287,000	Sensient Technologies Corp.	10,906,000
1,000	SGL Carbon SE†.	45,806
65,000	Zep Inc.	936,000

		41,626,775

	Telecommunications — 2.7%
11,000	AboveNet Inc.†	910,800
145,000	AT&T Inc.	4,528,350
40,000	CenturyLink Inc.	1,546,004
1,500,000	Cincinnati Bell Inc.†.	6,030,000
370,000	Deutsche Telekom AG, ADR	4,458,500
27,000	France Telecom SA, ADR.	400,950
38,000	Hellenic Telecommunications Organization SA	161,672
14,000	Hellenic Telecommunications Organization SA, ADR	30,100
7,000	Level 3 Communications Inc.†	180,110
86,500	Loral Space & Communications Inc.†	6,885,400
23,000	Oi SA, ADR	365,700
14,000	Oi SA, Cl. C, ADR	88,620
235,000	Portugal Telecom SGPS SA	1,278,445
720,000	Sprint Nextel Corp.†	2,052,000
75,403	Tele Norte Leste Participacoes SA, ADR.	855,824
3,100,000	Telecom Italia SpA	3,685,899
200,000	Telecom Italia SpA, ADR.	2,374,000
72	Telefonica Brasil SA.	2,003
46,500	Telefonica Brasil SA, ADR	1,424,295
279,000	Telefonica SA, ADR	4,578,390
80,000	Telefonos de Mexico SAB de CV, Cl. L	63,531
1,131,634	Telephone & Data Systems Inc	26,197,327
90,000	tw telecom inc.†	1,994,400
229,000	Verizon Communications Inc.	8,754,670
42,000	VimpelCom Ltd., ADR.	468,720

		79,315,710

	Transportation — 0.5%
330,000	GATX Corp.	13,299,000
2,000	Huntington Ingalls Industries Inc.†	80,480
4,000	Kansas City Southern†	286,760
45,100	Providence and Worcester Railroad Co.	666,127

		14,332,367

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Wireless Communications — 1.1%
182,000	America Movil SAB de CV, Cl. L, ADR.	$4,519,060
54,000	Millicom International Cellular SA, SDR.	6,121,709
224,000	NII Holdings Inc.†	4,101,440
2,700	NTT DoCoMo Inc	4,482,059
21,857	Tim Participacoes SA, ADR.	705,107
192,000	United States Cellular Corp.†	7,858,560
2,000	ViaSat Inc.†	96,420
153,075	Vodafone Group plc, ADR	4,235,585

		32,119,940

	TOTAL COMMON STOCKS	2,984,955,578

	RIGHTS — 0.0%
	Health Care — 0.0%
20,000	American Medical Alert Corp.†(a)	200
200,000	Sanofi, CVR, expire12/31/20†	270,000

	TOTAL RIGHTS	270,200

	WARRANTS — 0.0%
	Automotive: Parts and Accessories — 0.0%
14,727	Federal-Mogul Corp., expire 12/27/14†	1,621

	Broadcasting — 0.0%
2,109	Granite Broadcasting Corp., Ser. A, expire 06/04/12†(a)	0
2,109	Granite Broadcasting Corp., Ser. B, expire 06/04/12†(a)	0

		0

	Hotels and Gaming — 0.0%
200,000	Indian Hotels Co. Ltd., expire 06/16/14†(b)	249,200

	TOTAL WARRANTS	250,821

Principal Amount		Market Value
	CORPORATE BONDS — 0.0%
	Specialty Chemicals — 0.0%
$ 200,000	Chemtura Corp., Escrow, Zero Coupon, 11/17/20†(a)	$0

	U.S. GOVERNMENT OBLIGATIONS — 0.1%
2,855,000	U.S. Treasury Bill, 0.060%††, 06/28/12	2,854,535

	TOTAL INVESTMENTS — 100.0% (Cost $1,509,846,009)	$2,988,331,134

	Aggregate tax cost	$1,529,204,155

	Gross unrealized appreciation	$1,552,023,843
	Gross unrealized depreciation	(92,896,864)

	Net unrealized appreciation/depreciation	$1,459,126,979

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2012, the market value of fair valued securities amounted to $687,415 or 0.02% of total investments.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of Rule 144A securities amounted to $14,386,700 or 0.48% of total investments.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

See accompanying notes to schedule of investments.

The Gabelli Asset Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;
• Level 2	—

other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).; and

• Level 3	—	significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Asset Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Broadcasting	$46,520,411	—	$0	$46,520,411
Consumer Products	150,772,731	$7	—	150,772,738
Energy and Utilities	237,029,404	—	0	237,029,404
Entertainment	120,352,818	—	685,155	121,037,973
Equipment and Supplies	205,972,085	—	2,060	205,974,145
Other Industries (a)	2,223,620,907	—	—	2,223,620,907
Total Common Stocks	2,984,268,356	7	687,215	2,984,955,578
Rights:
Health Care	270,000	—	200	—
Warrants:
Automotive: Parts and Accessories	1,621	—	—	1,621
Broadcasting	—	—	0	0
Hotels and Gaming	—	249,200	—	249,200
Total Warrants	1,621	249,200	0	250,821
Corporate Bonds(a)	—	—	0	0
U.S. Government Obligations	—	2,854,535	—	2,854,535
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,984,539,977	$3,103,742	$687,415	$2,988,331,134

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of

The Gabelli Asset Fund

Notes to Schedule of Investments (Unaudited) (Continued)

comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no illiquid securities at March 31, 2012. For the restricted securities the Fund held as of March 31, 2012, refer to the Schedule of Investments.

The Gabelli Asset Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At March 31, 2012, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. At March 31, 2012, the Fund held no investments in forward foreign exchange contracts.

The Gabelli Asset Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Gabelli/GAMCO Funds and Your Personal Privacy.

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.
(Multiclass)	Team Managed

Gabelli Dividend Growth Fund (formerly Gabelli Blue Chip Value Fund)

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)
Portfolio Manager: Barbara G. Marcin, CFA
GAMCO Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

FOCUSED VALUE
Gabelli Focus Five Fund (formerly Gabelli Woodland Small Cap Value Fund)

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)	Team Managed
Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass) Team Managed

SMALL CAP
Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.
(Multiclass)	Portfolio Manager: Nicholas F. Galluccio

GROWTH
GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.
(Multiclass)	Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.
(Multiclass)	Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH
GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed

EQUITY INCOME
Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Team Managed
GAMCO Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY
GAMCO Vertumnus Fund

Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation.    (Multiclass)            Team Managed

SECTOR
GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)Team Managed

Gabelli Gold Fund (formerly GAMCO Gold Fund)

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)	Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.

(Multiclass)	Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN
GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(Multiclass)	Portfolio Managers: Charles L. Minter
Martin Weiner, CFA

FIXED INCOME

GAMCO Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass) Portfolio Manager: Mark R.Freeman, CFA

CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues,including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing.

The prospectus contains more information about these and other matters and should be read carefully before investing. Distributed by G.distributors, LLC, One Corporate Center,

Rye, NY 10580.

The Gabelli Asset Fund

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

800-422-3554

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Net Asset Value per share available daily by calling

800-GABELLI after 7:00 P.M.

Board of Trustees

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Officers

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer	Agnes Mullady Treasurer

Custodian, Transfer Agent, and Dividend Disbursing Agent
State Street Bank and Trust Company

Distributor
G.distributors, LLC

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB405Q112QR

The

Gabelli

Asset

Fund

Morningstar® rated The Gabelli Asset Fund Class AAA Shares 5 stars overall and 5 stars for the three and ten year periods, and 4 stars for the five year period ended March 31, 2012 among 1,578, 1,578, 843, and 1,387 Large Blend funds, respectively. MorningstarTM is based on risk-adjusted returns.

FIRST QUARTER REPORT

MARCH 31, 2012

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Asset Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/30/12

*	Print the name and title of each signing officer under his or her signature.